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                                                                   EXHIBIT 10.16
             AMENDMENT TO INTERIM WAREHOUSE AND SECURITY AGREEMENT

                              Dated June 28, 1996


     Reference is made to (i) the Interim Warehouse and Security Agreement, dated as of December 1, 1995, as amended on June 14, 1996 (the "Agreement"),
                                                                ---------
between Prudential Securities Realty Funding Corporation (the "Lender") and
                                                               ------
Wilshire Funding Company, L.L.C. (the "Borrower"), and (ii) each of the two
                                       --------
Secured Notes dated December 8, 1995 (the "Notes") from the Borrower to the Lender.

     The Lender and the Borrower do hereby agree as follows:

     1. The first two recitals of the Agreement are hereby deleted in their entirety and replaced by the following:

     WHEREAS, the Lender intends to lend and the Borrower intends to borrow up to $75,000,000 (Seventy-five Million dollars) to fund the purchase or origination by the Borrower of certain fixed and adjustable rate, first lien and second lien, residential mortgage loans; and

     WHEREAS, it is intended that the amount loaned to the Borrower to fund its purchase or origination of fixed and adjustable rate, second lien, residential mortgage loans shall at no time exceed $15,000,000 (Fifteen Million dollars); and

     WHEREAS, it is intended that the amount loaned to the Borrower to fund its purchase or origination of mortgage loans under Borrower's 80/20 program and not purchased in bulk shall at no time exceed $15,000,000 (Fifteen Million dollars); and

     2. Section 1(a)(i) of the Agreement is hereby deleted in its entirety and replaced by the following:

        (i) The Lender agrees to lend to the Borrower up to $75,000,000 in one or more advances in respect of either (x) fixed or adjustable rate, first lien, residential mortgage loans (such borrowing being the "First Lien
                                                                 ----------
     Loan" and any advances made in respect thereof being the "First Lien
     ----                                                      ----------
     Advances"), and/or (y) fixed or adjustable rate, second lien, residential
     --------
mortgage loans (such borrowing being the "Second Lien Loan" and, together with
                                          ----------------
the First Lien Loan, the "Loans"; and any advances made in respect of the Second Lien Loan being the "Second Lien Advances" and, together with the First Lien
                     --------------------
Advances, the "Advances)"; provided, however, that at no time shall the
               --------
aggregate outstanding amount of the Second Lien Loan be greater than $15,000,000 (Fifteen Million dollars). In addition, the Borrower agrees that at no time shall the aggregate amount of the Loans made with respect of Mortgage Loans originated under Borrower's 80/20 program and not purchased in bulk ("Non-Bulk
                                                                      --------
Mortgage Loans") be
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greater than $15,000,000 (Fifteen Million dollars). The Borrower agrees that the
First Lien Loan shall be used to warehouse fixed or adjustable rate, first lien, residential mortgage loans that are to be included in the First Lien Securitization (the "First Lien Mortgage Loans"), as such First Lien Mortgage
                     -------------------------
Loans are identified to the Lender in writing and in electronic form from time to time. The Borrower agrees that Second Lien Loan shall be used to warehouse fixed or adjustable rate, second lien, residential mortgage loans that are to be included in the Second Lien Securitization (the "Second Lien Mortgage Loans"
                                                 --------------------------
and, together with the First Lien Mortgage Loans, the "Mortgage Loans"), as such
                                                       --------------
Second Lien Mortgage Loans are identified to the Lender in writing and in electronic form from time to time. All Mortgage Loans financed hereunder shall be closed loans; i.e., this facility shall not be used for "wet" or "table"
                 ----
fundings. The Lender may refuse to lend against any Mortgage Loan(s) which the Lender in its sole discretion believes will not be eligible for inclusion in any securitized pool.

     3. The following shall be added as a new section l(a)(ii)(D) and sections 1(a)(ii)(D) and (E) shall be re-numbered as l(a)(ii)(E) and (F), respectively:

        (D) following such Advance the Mortgage Loans (other than the Non-Bulk Mortgage Loans) financed under this Agreement shall have (i) a weighted average coupon of at least 10.00%; (ii) a weighted average margin of at least 4.00% if it is a Mortgage Loan with an adjustable interest rate;
     (iii) a weighted average original loan-to-value ratio not to exceed 80% for First Lien Mortgage Loans, and the original loan-to-value ratio for each individual First Lien Mortgage Loan not to exceed 100% and the original loan-to-value ratio for each individual Second Lien Mortgage Loan, when combined with the related first lien mortgage loan, not to exceed 100%;
     (iv) a weighted average remaining balance not to exceed $125,000; (v) no original term to maturity to exceed 360 months; and (vii) a payment history, when available, no worse than that of the B-rated first-lien borrowers contemplated under the Borrower's 80/20 Program.

     4. The period at the end of the second sentence of Section l(a)(iii) is hereby deleted and replaced by the following:

     ; provided, however, if, by the close of business on August 1, 1996, the outstanding principal amount of the Mortgage Loans delivered or arranged to be originated or purchased shall not be at least $30,000,000, the interest rate shall be LIBOR plus 2.50% per annum.

     5. Section 1(b) of the Agreement is hereby amended by inserting the clause "in respect of Non-Bulk Mortgage Loans" between the words "Advance" and "shall" in the first line.

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     6. The Agreement is hereby amended by adding new Section 1(h) as follows:

        (h) The Lender shall not make Advances in amounts less than $250,000 (Two Hundred Fifty Thousand dollars). The amount of each Advance in respect of Mortgage Loans (other than Non-Bulk Mortgage Loans) shall not exceed the lesser of:

            (A) The product of (x) the aggregate outstanding principal balance of such Mortgage Loans (calculated as of the related Cut-Off Date or, if the Borrower is using the proceeds of the Advance to purchase the related Mortgage Loans at their aggregate outstanding principal balance as of the settlement date for the purchase, then their aggregate outstanding principal balance as of such settlement date) proposed to be pledged to the Lender in connection with such Advance and (y) 95%, in the case of First Lien Advances, and 85%, in the case of Second Lien Advances, minus, in the event that a Collateral Deficiency Situation
                  -----
        exists with respect to Mortgage Loans that are not Non-Bulk Mortgage Loans as of the date of such Advance, the Restoration Amount as of the date of such Advance; and

            (B) the product of (x) the Market Value of the Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and
        (y) 95%, in the case of First Lien Advances, and 85%, in the case of Second Lien Advances, minus, in the event that a Collateral Deficiency
                              -----
        Situation exists with respect to Mortgage Loans that are not Non-Bulk Mortgage Loans as of the date of such Advance, the Restoration Amount as of the date of such Advance; and

            (C) the product of (x) the Cost of the Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and (y) 95%, in the case of First Lien Advances, and 85%, in the case of Second Lien Advances, minus, in the event that a Collateral Deficiency Situation
                  -----
        exists with respect to Mortgage Loans that are not Non-Bulk Mortgage Loans as of the date of such Advance, the Restoration Amount as of the date of such Advance.

     7. The definition of "A Collateral Deficiency Situation" in Section l(b) of
                           ---------------------------------
the Agreement is hereby deleted in its entirety and replaced by the following:

        A Collateral Deficiency Situation shall be deemed to be existing as of
        -----------------------
     any day on which either: (i) the outstanding principal amount of the Loans made in respect of Non-Bulk Mortgage Loans as of such day exceeds the product of (I) the Market Value of the Pledged Mortgage Loans that are Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such day) and (II) the Collateral Percentage, in the case of First Lien Mortgage Loans, and 86%, in the case of Second Lien Mortgage Loans; or (ii) the

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     outstanding principal amount of the Loans made in respect of Mortgage Loans that are not Non-Bulk Mortgage Loans as of such day exceeds the product of
     (x) the lesser of (I) the Market Value of the Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such day), or (11) the aggregate outstanding principal balance of the Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the outstanding principal balance of any Mortgage Loans proposed to be pledged to the
     Lender on such day), or (III) the Cost of any Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the Cost of any Mortgage
     Loans proposed to be pledged to the Lender on such day), and (y) the Collateral Percentage, in the case of First Lien Mortgage Loans, and 86%, in the case of Second Lien Mortgage Loans. "Collateral Percentile" means
                                                 ---------------------
     96% so long as none of the First Lien Mortgage Loans are more than 31 days delinquent and 95.5 % if any of the First Lien Mortgage Loans are more than 31 days delinquent.

        "Cost" means, with respect to any Mortgage Loan, the aggregate cost to
         ----
     the Borrower of such Mortgage Loan, as determined by the Borrower, based on evidence reasonably satisfactory to the Lender.

     8. The definition of "Maturity Date" in Section l(b) of the Agreement is
                           -------------
hereby deleted in its entirety and replaced by the following:

        Maturity Date means, the earlier of (i) September 30, 1996, (ii)
        -------------
     September 1, 1996, but only if, on or before August 31, 1996, the aggregate of (x) the outstanding principal amount of the Loans and (y) Advances to be made in respect of Mortgage Loans that the Borrower has arranged to purchase or originate, shall not have been at least $75,000,000, and (iii) the date on which both the First Lien Securitization and the Second Lien Securitization have occurred. The Maturity Date may be extended by Lender, in Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto. The Lender will give the Borrower 10 Business Days prior written notice if it determines not to extend the Maturity Date or renew this facility.

     9. The definition of "Restoration Amount" in Section l(b) of the Agreement
                           ------------------
is hereby deleted in its entirety and replaced by the following:

        Restoration Amount means, as of any date of determination, either (A)
        ------------------
     with respect to Loans made in respect of Non-Bulk Mortgage Loans, the amount, if any, by which (x) the outstanding principal amount of the Loans made in respect of Non-Bulk Mortgage Loans as of such date exceeds (y) the lesser of (i) the product of (I) the Market Value of the Pledged Mortgage Loans that are Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such date) and
     (II) 95%, in the case of First Lien Mortgage Loans,

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     and 85%, in the case of Second Lien Mortgage Loans, and (ii) the outstanding principal balance of the Pledged Mortgage Loans that are Non-Bulk Mortgage Loans (disregarding the outstanding principal balance of any Mortgage Loans to be pledged to the Lender on such date); or (B) with respect to Loans made in respect of Mortgage Loans that are not Non-Bulk Mortgage Loans, the amount, if any, by which the outstanding principal amount of the Loans made in respect of Mortgage Loans that are not Non-Bulk Mortgage Loans as of such date exceeds the product of (x) the lesser of (i) the Market Value of the Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such date), or (ii) the outstanding principal amount of the Pledged Loans that are not Non-Bulk Mortgage Loans (disregarding the outstanding principal amount of any Mortgage Loans proposed to be pledged to the Lender on such date), or (iii) the Cost of the Pledged Loans that are not Non-Bulk Mortgage Loans (disregarding the Cost of any Mortgage Loans proposed to be pledged to the Lender on such date), and (y) 95%, in the case of First Lien Mortgage Loans, and 85% in the case of Second Lien Mortgage Loans.

     10. All provisions of the Agreement and of the Notes (as amended hereby) are reconfirmed as of the date hereof. The Borrower, in addition, hereby reconfirms and remakes as of the date hereof each of its representations, warranties and covenants set forth in the Agreement.


                          * * * * * * * * * * * * * *

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     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                             WILSHIRE FUNDING COMPANY, L.L.C.

                             By Wilshire Credit Corporation, a Member


                             By: /s/
                                ---------------------------------------
                                Name:  Andrew Wiederhorn
                                Title: CEO



                             PRUDENTIAL SECURITIES REALTY FUNDING
                                CORPORATION


                             By:/s/
                                ---------------------------------------
                                Name:
                                Title:

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